UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-56075	83-4168417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5060 N. 40th Street, Suite 120

Phoenix, Arizona 85018

(Address of principal executive offices including zip code)

(602) 633-3067

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2022, 4Front Ventures Corp., a British Columbia corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among itself, Island Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”); Island Global Holdings, Inc., a California corporation (“Island”); and Navy Capital SR LLC, a Delaware limited liability company, solely in its capacity as the representative of the Island stockholders (the “Stockholder Representative”). Pursuant to the terms of the Merger Agreement, and subject to its conditions, Merger Sub will be merged with and into Island, with Island surviving the merger and continuing its corporate existence as a wholly-owned subsidiary of the Company (the “Merger”). The Merger is expected to close no later than three business days after the last conditions to closing, as set forth in the Merger Agreement, have been satisfied or waived (the “Closing Date”).

All classes of Island’s equity securities are to be converted into a combination of (i) Subordinated Voting Shares (“SVS”) of the Company; and (ii) subordinated promissory notes (the “Merger Notes”) to be negotiated and issued by the Company, using formulae to be determined at a later date pursuant to the terms of the Merger Agreement. It is the current intention of the parties to the Merger Agreement that the Merger Notes will mature and be due and payable on the date that is 54 months after the date of issuance and bear interest at an annual rate of six percent (6%), which will be payable in kind on the maturity date. Such Merger consideration will be subject to customary dissenters’ rights under California law, as well as a net working capital adjustment, which would reduce the total number of SVS issued to Island’s stockholders in exchange for their equity securities in Island.

Completion of the Merger is subject to customary closing conditions, including, among others: (i) the adoption of the Merger Agreement by a requisite vote of the stockholders of Island; (ii) subject to certain exceptions, the representations and warranties made by all parties to the Merger Agreement shall be true and correct in all respects or, if not qualified by a materiality standard, or the breach of which could result in a material adverse effect, in all material respects; (iii) the absence of any governmental order that that has the effect of making the transactions contemplated by the Merger Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated thereunder to be rescinded following completion thereof; and (iv) the receipt of all consents, authorizations, orders and approvals by Island from the applicable governmental authorities.

The Merger Agreement also contains customary representations and warranties, as well as customary covenants, including, among others, covenants providing for each of the parties to: (i) conduct its business in all material respects in the ordinary course consistent with past practice between the date of the execution of the Merger Agreement and the date of closing of the Merger; (ii) use its reasonable best efforts to satisfy the closing conditions contained in the Merger Agreement; and (iii) not encourage, solicit, initiate, facilitate or continue inquiries regarding any alternative acquisition proposals, or enter into any agreements or similar instruments relating to an alternative acquisition proposal. The Merger Agreement also contains certain customary termination rights.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02. All of the Island stockholders are accredited investors within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the issuance of the SVS and the Merger Notes to such individuals will be made without registration in reliance on Rule 506(b) of Regulation D under the Securities Act, as well as corresponding provisions of state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On March 30, 2022, the Company issued a press release regarding its entrance into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit
10.1 99.1

Agreement and Plan of Merger, dated as of March 30, by and among 4Front Ventures Corp., Island Merger Sub, Inc., Island Global Holdings, Inc., and Navy Capital SR LLC.

Press Release dated March 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	4FRONT	VENTURES CORP.

Date: April 5, 2022		/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer